Exhibit 1.1

GLOBAL ROBOTIC DRONE ACQUISITION CORP.

UNDERWRITING AGREEMENT

___, 2022

EF Hutton,

division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

As Representative of the Underwriters named on Schedule A hereto

Ladies and Gentlemen:

Global Robotic Drone Acquisition Corp., a company incorporated under the law of the State of Delaware (the “Company”), hereby confirms its agreement with EF Hutton, division of Benchmark Investments, LLC (the “Representative”), as representative of the several underwriters named on Schedule A hereto (the “Underwriters” or, each underwriter individually, an “Underwriter”), as follows:

1. Purchase and Sale of Securities.

1.1. Firm Securities.

1.1.1. Purchase of Firm Units. On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, severally and not jointly, and the Underwriters agree to purchase from the Company, severally and not jointly, an aggregate of 10,000,000 units (the “Firm Units”) of the Company, as set forth opposite the respective names of the Underwriters on Schedule A hereto, at a purchase price (net of discounts and commissions and the Deferred Underwriting Commission described in Section 1.3 below) of $9.50 per Firm Unit. The Firm Units are to be offered initially to the public (the “Offering”) at the offering price of $10.00 per Firm Unit. Each Firm Unit consists of one share (a “Share” or collectively, the “Shares”) of Class A Common Stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one redeemable warrant (the “Warrants”). The Shares and Warrants included in the Firm Units will trade separately on the fifty-second (52nd) day following the date hereof unless the Representative on behalf of the Underwriters determines to allow earlier separate trading. Notwithstanding the immediately preceding sentence, in no event will the Shares and Warrants included in the Firm Units trade separately until (i) the Company shall have filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K that includes an audited balance sheet reflecting the Company’s receipt of the proceeds of the Offering and updated financial information with respect to any proceeds the Company receives from the exercise of the Over-Allotment Option (defined below) if such option is exercised prior to the filing of such Form 8-K, and (ii) the Company has filed with the Commission a Current Report on Form 8-K and issued a press release announcing when such separate trading will begin. Each Warrant entitles its holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment, at any time commencing on the later of 12 months from the effective date of the Registration Statement (as defined in Section 2.1.1 hereof) and the date of the consummation by the Company of a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses (the “Business Combination”) and expiring on the five year anniversary of the consummation by the Company of its initial Business Combination, or earlier upon redemption of the Shares or liquidation of the Company.

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1.1.2. Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 a.m., New York City time, on the second (2nd) Business Day (as defined below) following the commencement of trading of the Firm Units, or at such earlier time as shall be agreed upon by the Representative and the Company, at the offices of Robinson & Cole LLP (“Robinson & Cole”), counsel to the Underwriters, or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Units is called the “Closing Date.” Payment for the Firm Units shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable as follows: $102,000,000 of the proceeds received by the Company for the Firm Units and the sale of Placement Units (as defined in Section 1.4.2) shall be deposited in the trust account (“Trust Account”) established by the Company for the benefit of the Public Shareholders (as defined below), as described in the Registration Statement (as defined in Section 2.1.1) pursuant to the terms of an Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (“Continental”) with Continental acting as trustee (“the “Trustee”) and J.P. Morgan Securities LLC acting as investment manager. The funds deposited in the Trust Account shall include up to an aggregate of $3,500,000 ($0.35 per Firm Unit), payable to the Underwriters as Deferred Underwriting Commission, as defined in and in accordance with Section 1.3 hereof. The remaining proceeds (less commissions and actual expense payments or other fees payable pursuant to this Agreement), if any, shall be paid to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Units for delivery, at least one (1) full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver any of the Firm Units except upon tender of payment by the Representative for all the Firm Units.

“Public Shareholders” means the holders of the Shares sold as part of the Units (as defined in Section 1.2.1) in the Offering or acquired in the secondary market, including the Initial Shareholders (as defined in Section 1.4.1) to the extent such Initial Shareholders acquire such Shares in the secondary market (and solely with respect to such Shares).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

1.2 Over-Allotment Option.

1.2.1. Option Units. The Representative is hereby granted an option (the “Over-Allotment Option”) to purchase up to an additional 1,500,000 units (the “Option Units”), the gross proceeds of which will be deposited in the Trust Account, for the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units. Such Option Units shall be identical in all respects to the Firm Units. Such Option Units shall be purchased for each account of the several Underwriters in the same proportion as the number of Firm Units, set forth opposite such Underwriter’s name on Schedule A hereto, bears to the total number of Firm Units (subject to adjustment by the Representative to eliminate fractions). No Option Units shall be sold or delivered unless the Firm Units previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Units, or any portion thereof, may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative to the Company. The purchase price to be paid for each Option Unit will be the same price per Firm Unit set forth in Section 1.1.1 hereof. The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the Shares and Warrants included in the Units are hereinafter referred to collectively as the “Public Securities.” The shares of Class A Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the “Warrant Shares.”

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1.2.2. Exercise of Option. The Over-Allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the Effective Date (as defined in Section 2.1.1 hereof) of the Registration Statement (as defined in Section 2.1.1 hereof). The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-Allotment Option. The Over-Allotment Option granted hereby may be exercised by the giving of oral notice to the Company by the Representative, which must be confirmed in accordance with Section 10.1 herein setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units (the “Option Closing Date”), which shall not be later than five (5) full Business Days after the date of the notice or such other time and in such other manner as shall be agreed upon by the Company and the Representative, at the offices of Robinson & Cole or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Units does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-Allotment Option, the Company will become obligated to deliver to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

1.2.3. Payment and Delivery. Payment for the Option Units shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable as follows: $9.80 per Option Unit shall be deposited in the Trust Account pursuant to the Trust Agreement upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Option Units (or through the facilities of DTC) for the account of the Representative. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representative requests in writing not less than two full Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full Business Day prior to such Closing Date. The Company shall not be obligated to sell or deliver the Option Units except upon tender of payment by the Underwriters for applicable Option Units.

1.3. Deferred Underwriting Commission. The Underwriters agree that up to 3.5% of the gross proceeds from the sale of the Firm Units and Option Units ($3,500,000, or up to $4,025,000 if the Over-Allotment Option is exercised), if any (collectively, the “Deferred Underwriting Commission”), will be deposited and held in the Trust Account and payable directly from the Trust Account, without accrued interest, to the Underwriters for their own accounts upon consummation of the Company’s initial Business Combination. In the event that the Company is unable to consummate a Business Combination and the Trustee, as the trustee of the Trust Account commences liquidation of the Trust Account as provided in the Trust Agreement, the Underwriters agree that: (i) they shall forfeit any rights or claims to the Deferred Underwriting Commission; and (ii) the Deferred Underwriting Commission, together with all other amounts on deposit in the Trust Account, shall be distributed on a pro-rata basis among the Public Stockholders.

1.4. Private Placements.

1.4.1. Insider Shares. On January 5, 2022, the Company issued 2,875,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), to Global Robotic Drone LLC, the Company’s sponsor (the “Sponsor”) for an aggregate purchase price of $25,000 (or approximately $0.009 per share) (the “Insider Shares”).

No underwriting discounts, commissions, or placement fees have been or will be payable in connection with the purchase of Insider Shares. As used herein, the term “Initial Shareholders” shall mean the Sponsor and any other person holding the Insider Shares prior to the Closing Date.

Except as described in the Registration Statement, none of the Insider Shares may be sold, assigned or transferred by the Initial Shareholders until 6 months after the date of the consummation of the Company’s initial Business Combination. Notwithstanding the foregoing, the Insider Shares or shares of Class A Common Stock underlying the Insider Shares may be sold, assigned or transferred by the Initial Shareholders if (x) the last reported sale price of the Company’s Class A Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Company’s initial Business Combination or (y) the Company completes a transaction after the Company’s initial Business Combination which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. The Insider Shares shall be subject to restrictions on transfer as set forth in the Insider Letters (as defined in Section 2.21.1 herein). The holders of Insider Shares shall have no right to any liquidating distributions with respect to any portion of the Insider Shares in the event the Company fails to consummate a Business Combination. The holders of the Insider Shares shall not have redemption rights with respect to the Insider Shares. In the event that the Over-Allotment Option is not exercised in full, the Sponsor will be required to forfeit such number of Insider Shares (up to 375,000 Insider Shares) such that the Insider Shares then outstanding will comprise 20.0% of the issued and outstanding shares of the Company (but not including any Placement Shares (as defined below) and the Representative Shares (as defined below)) after giving effect to the Offering and exercise, if any, of the Over-Allotment Option.

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1.4.2. Private Placement. Simultaneously with the Closing Date, the Sponsor will purchase from the Company pursuant to a Private Placement Unit Purchase Agreement (as defined in Section 2.21.2 below) an aggregate of 481,500 units of the Company, which are identical to the Firm Units subject to certain exceptions (collectively, the “Placement Units”), at a purchase price of $10.00 per Placement Unit in a private placement (the “Private Placement”) intended to be exempt from registration under the Act pursuant to Section 4(a)(2) thereof. The terms of the Placement Units are as described in the Prospectus (as defined in Section 2.1.1 below). Simultaneously with the Option Closing Date (if any), the Sponsor will purchase from the Company pursuant to the Private Placement Unit Purchase Agreement, up to an additional 52,500 Placement Units at a purchase price of $10.00 per Placement Unit in a private placement intended to be exempt from registration under the Act pursuant to Section 4(a)(2) thereof.

None of the Placement Units and the underlying securities may be sold, assigned or transferred by the Sponsor or its transferees until thirty (30) days after consummation of a Business Combination. The purchase price for the Placement Units to be paid by the Sponsor has been delivered to the Trustee or counsel to the Company or to the Representative to hold in a separate escrow account at least 24 hours prior to the date hereof so that such funds are readily available to be delivered to the Trust Account on the Closing Date or the Option Closing Date, as the case may be.

1.4.3. The Placement Units and the shares of Class A Common Stock (the “Placement Shares”) and Warrants (the “Placement Warrants”) included in the Placement Units, and the shares of Class A Common Stock (the “Placement Warrant Shares”) issuable upon exercise of the Placement Warrants are hereinafter referred to collectively as the “Placement Securities.” No underwriting discounts, commissions, or placement fees have been or will be payable in connection with the Placement Securities sold in the Private Placement. The Placement Units are identical to the Firm Units except that none of the Placement Securities may be sold, assigned or transferred by the Sponsor, or its permitted transferees until thirty (30) days after consummation of the Company’s initial Business Combination. The Public Securities, the Warrant Shares, the Placement Securities, the Representative Shares and the Insider Shares are hereinafter referred to collectively as the “Securities”.

1.5. Working Capital. Upon consummation of the Offering, approximately $765,000 of the net proceeds from the sale of Units and Placement Units will be released to the Company and held outside of the Trust Account to fund the working capital requirements of the Company.

1.6. Interest Income. Prior to the Company’s consummation of a Business Combination or the Company’s liquidation, interest earned on the Trust Account may be released to the Company from the Trust Account in accordance with the terms of the Trust Agreement to pay taxes payable incurred by the Company, as more fully described in the Prospectus (as defined below).

1.7. Representative Shares. The Company hereby agrees to issue the Representative and/or its designees 100,000 (or 115,000 if the Over-allotment Option is exercised in full) shares of Class A Common Stock (the “Representative Shares”) upon the consummation of the Offering. The Representative hereby agrees (i) to waive its redemption rights with respect to the Representative Shares in connection with the completion of the initial Business Combination; (ii) to waive its redemption rights with respect to any Representative Shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the obligation to allow redemption in connection with the initial Business Combination or certain amendments to the Company’s amended and restated certificate of incorporation prior thereto or to redeem 100% of the Company’s public shares if it does not complete its initial Business Combination within 12 months (or up to 18 months, if extended) from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity; and (iii) waive its rights to liquidating distributions from the trust account with respect to any representative shares if the Company fails to complete its initial business combination within 12 months (or up to 18 months, if extended) from the closing of the Offering, although the Representative will be entitled to liquidating distributions from the trust account with respect to any public shares it holds if the Company fails to complete its initial Business Combination within the prescribed time frame. The Representative will not sell, transfer, assign, pledge or hypothecate the Representative Shares, or cause the Representative Shares to be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Representative Shares by any person, for a period of 180 days (pursuant to FINRA Rule 5110(e)(1)) following the date of the commencement of the sale of the Offering to anyone other than (i) the Representative or an underwriter or selected dealer in connection with the Offering, or (ii) a bona fide officer or partner, associated person or affiliate of the Company or of any such underwriter or selected dealer. On and after the 181st day immediately following the date of the commencement of sales of the Offering, transfers to others may be made subject to compliance with or exemptions from applicable securities laws.

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2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Act. The Company has filed with the Commission a registration statement and any amendments thereto, on Form S-1 (File No. 333-262481), including any related preliminary prospectus (the “Preliminary Prospectus”, including any prospectus that is included in the registration statement immediately prior to the effectiveness of the registration statement), for the registration of the Units under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act. The conditions for use of Form S-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement is declared effective by the Commission (the date of such declaration by the Commission being the “Effective Date”), including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations, together with the registration statement filed by the Company pursuant to Rule 462(b) under the Act registering additional Public Securities (the “Rule 462(b) Registration Statement”), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Regulations, filed by the Company with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.” For purposes of this Agreement, “Applicable Time,” as used in the Act, means 5:00 p.m. New York City time, on the date of this Agreement. Prior to the Applicable Time, the Company prepared a Preliminary Prospectus, which was included in the Registration Statement on Form S-1, filed February 2, 2022, and any amendments thereto prior to the Applicable Time, for distribution by the Underwriters (such Preliminary Prospectus used most recently prior to the Applicable Time, the “Statutory Prospectus”). Other than the Registration Statement, together with any correspondence letters between the Company and/or counsel for the Company and the Commission, no other document with respect to the Registration Statement has been filed under the Act with the Commission. All of the Public Securities have been or will be registered for public sale under the Act pursuant to the Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company or the Representative determines that, at the Applicable Time, the Statutory Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company and the Representative agree to provide an opportunity to purchasers of the Units to terminate their old purchase contracts and enter into new purchase contracts, then the Statutory Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Registration Statement on Form 8-A (File Number 001-[__]) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, the Shares and the Warrants. The registration of the Units, the Shares, and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof and the Units, the Shares and Warrants have been registered pursuant to Section 12(b) of the Exchange Act.

2.1.3. No Stop Orders, etc. None of the Commission, any federal, state or other regulatory authority has issued, or, to the Company’s knowledge, after reasonable inquiry, threatened to issue, any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or Prospectus or any part thereof, or has instituted or, to the Company’s knowledge, after reasonable inquiry, threatened to institute, any proceedings with respect to such an order.

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2.2. Disclosures in Registration Statement.

2.2.1. 10b-5 Representation. At the time of effectiveness of the Registration Statement (or at the time of any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, the Statutory Prospectus and the Prospectus do and will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations. The Registration Statement, as of the Effective Date and at the Applicable Time, did not, and the amendments and supplements thereto, as of their respective dates, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date and the Closing Date or the Option Closing Date, as the case may be, did not, and the amendments and supplements thereto, as of their respective dates, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Statutory Prospectus, as of the Applicable Time (or such subsequent Applicable Time pursuant to Section 2.1.1), did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus or the Statutory Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Public Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus or the Statutory Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Statutory Prospectus and the Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.2.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Underwriters expressly for use in the Registration Statement, the Statutory Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of the Underwriters consists solely of the following: the names of the Underwriters, the information with respect to stabilization transactions contained in the section entitled “Underwriting - Stabilization” and the identity of counsel to the Underwriters contained in the section entitled “Legal Matters” (such information, collectively, the “Underwriters’ Information”).

2.2.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Statutory Prospectus and the Prospectus conform to the descriptions thereof contained therein in all material respects and there are no agreements or other documents required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, Statutory Prospectus or the Prospectus or attached as an exhibit thereto, or (ii) that is material to the Company’s business, has been duly authorized, validly executed and delivered by the Company, is in full force and effect and is enforceable against the Company and, to the Company’s knowledge, after reasonable inquiry, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and no such agreement or instrument has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, after reasonable inquiry, any other party is in breach or default thereunder and, to the Company’s knowledge, assuming reasonable inquiry, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the Company’s knowledge, assuming reasonable inquiry, the performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

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2.2.3. Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement.

2.2.4. Regulations. The disclosures in the Registration Statement, the Statutory Prospectus and Prospectus concerning the effects of federal, foreign, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

2.3. Changes After Dates in Registration Statement.

2.3.1. No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company, (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement, (iii) no member of the Company’s board of directors (the “Board of Directors”) or management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Board of Directors or management to act in their capacities with the Company as described in the Registration Statement, the Statutory Prospectus and the Prospectus.

2.3.2. Recent Securities Transactions. Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its share capital.

2.4. Independent Accountants. MaloneBailey, LLP (“MaloneBailey”), whose report is filed with the Commission as part of, and is included in, the Registration Statement, the Statutory Prospectus, and the Prospectus, are independent registered public accountants as required by the Act, the Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), including the rules and regulations promulgated by such entity. To the Company’s knowledge, after reasonable inquiry, MaloneBailey is currently registered with the PCAOB and in good standing. MaloneBailey has not, during the periods covered by the financial statements included in the Registration Statement, the Statutory Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.5. Financial Statements; Statistical Data.

2.5.1. Financial Statements. The financial statements, including the notes thereto and supporting schedules (if any) included in the Registration Statement, the Statutory Prospectus and the Prospectus fairly present the financial condition, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply; such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, the Statutory Prospectus and the Prospectus present fairly the information required to be stated therein in conformity with the Regulations. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Statutory Prospectus or the Prospectus. The Registration Statement, the Statutory Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Statutory Prospectus and the Prospectus in accordance with Regulation S-X or Form 10 that have not been included as so required.

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2.5.2. Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Statutory Prospectus and/or the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

2.6. Authorized Capital; Options. The Company had at the date or dates indicated in each of the Registration Statement, the Statutory Prospectus, and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Statutory Prospectus, and the Prospectus. Based on the assumptions stated in the Registration Statement, the Statutory Prospectus, and the Prospectus, the Company will have on the Closing Date or on the Option Closing Date, as the case may be, the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Statutory Prospectus and the Prospectus, on the Effective Date and on the Closing Date or Option Closing Date, as the case may be, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued class of common stock or any security convertible into any class of common stock, or any contracts or commitments to issue or sell any class of common stock or any such options, warrants, rights or convertible securities.

2.7. Valid Issuance of Securities.

2.7.1 Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of holders of any security of the Company or similar contractual rights granted by the Company. The authorized and outstanding securities of the Company conform in all material respects to all statements relating thereto contained in the Registration Statement, the Statutory Prospectus and the Prospectus. All offers, sales and any transfers of the outstanding securities of the Company were at all relevant times either registered under the Act and the applicable state securities or “Blue Sky” laws or exempt from such registration requirements (based in part on the representations and warranties of the purchasers of such securities). The table of principal shareholders contained in the Registration Statement, the Statutory Prospectus and the Prospectus discloses all record and beneficial holders of the Company’s securities in compliance with the Act and the rules and regulations promulgated thereunder.

2.7.2. Public Securities and Warrant Shares. The Public Securities have been duly authorized and reserved for issuance and when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities, and the Warrant Shares, are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities, has been duly and validly taken. The form of certificates for the Public Securities conform to the corporate law of the jurisdiction of the Company’s incorporation and applicable securities laws. The Public Securities and the Warrant Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Statutory Prospectus and the Prospectus, as the case may be. When paid for and issued, the Units and Warrants will constitute the legal, valid and binding obligations of the Company to issue the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Units and Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors; rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Warrant Shares have been reserved for issuance and upon the exercise of the Warrants and upon payment of the consideration therefor, and when issued in accordance with the terms thereof and the Warrant Agreement, such Warrant Shares will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

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2.7.3. Placement Securities. The Placement Units and Placement Warrants constitute legal, valid and binding obligations of the Company to issue the number and type of securities of the Company called for thereby in accordance with the terms of the Private Placement Unit Purchase Agreement, and are, or will be, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors; rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Placement Securities have been duly authorized and reserved for issuance and when issued and paid for in accordance with the Private Placement Unit Purchase Agreement and Warrant Agreement will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Placement Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Placement Securities has been duly and validly taken. The Placement Warrant Shares have been reserved for issuance upon the exercise of the Placement Warrants and, when issued in accordance with the terms of the Placement Warrants and the Warrant Agreement, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Placement Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Statutory Prospectus, and the Prospectus, as the case may be.

2.7.4 Representative Shares. The Representative Shares have been duly authorized and reserved for issuance and when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Representative Shares are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Representative Shares has been duly and validly taken.

2.7.5. No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be or may be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Public Securities pursuant to the Registration Statement or the Placement Securities.

2.8. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.9. Validity and Binding Effect of Agreements. Each of this Agreement, the Insider Letters (as defined in Section 2.21.1), the Trust Agreement, the Services Agreement (as defined in Section 2.21.3), the Registration Rights Agreement (as defined in Section 2.21.4), the Escrow Agreement, the Warrant Agreement (as defined in Section 2.23) and the Private Placement Unit Purchase Agreement (collectively, the “Transaction Documents”) has been duly and validly authorized by the Company and, when executed and delivered by the Company and the other parties thereto, will constitute the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors; rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.10 No Conflicts, Etc. The execution, delivery, and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach or violation of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the Company’s currently existing amended and restated certificate of incorporation, each as may be amended (collectively, the “Charter Documents”); or (iii) violate any applicable statute, law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or business constituted as of the date hereof.

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2.11. No Defaults; Violations. No default or violation exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Charter Documents or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.12. Corporate Power; Licenses; Consents.

2.12.1 Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies required as of the date hereof to conduct its business for the purpose as described in the Registration Statement, the Statutory Prospectus and the Prospectus. The disclosures in the Registration Statement, the Statutory Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with its formation and in furtherance of this Offering.

2.12.2. Transactions Contemplated Herein. The Company has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection herewith have been obtained. No consent, authorization, or order of, and no filing with, any court, government agency or other body, foreign or domestic, is required for the valid issuance, sale and delivery, of the Public Securities and the Placement Securities and the consummation of the transactions and agreements contemplated by the Transaction Documents and as contemplated by the Registration Statement, the Statutory Prospectus and the Prospectus, except with respect to applicable foreign, federal and state securities laws, the rules of the NASDAQ Global Market, and the rules and regulations promulgated by FINRA.

2.13. D&O Questionnaires. All information contained in the questionnaires (“Questionnaires”) completed by each of the Company’s officers, directors and stockholders (“Insiders”) and provided to the Representative and its counsel and the biographies of the Insiders contained in the Registration Statement, Statutory Prospectus and the Prospectus (to the extent a biography is contained) is true and correct and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by each Insider to become inaccurate, incorrect or incomplete.

2.14. Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending, or to the Company’s knowledge, after reasonable inquiry, threatened, against or involving the Company or, to the Company’s knowledge, after reasonable inquiry, any Insider or any stockholder or member of an Insider that has not been disclosed, that is required to be disclosed, in the Registration Statement, the Statutory Prospectus, the Prospectus or the Questionnaires.

2.15. Good Standing. The Company has been duly organized and is validly existing and is in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, assets, prospects, business, operations or properties of the Company, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).

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2.16. No Contemplation of a Business Combination. The Company has not identified any Business Combination target (each a “Target Business”) and it has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any Target Business.

2.17. Transactions Requiring Disclosure to FINRA.

2.17.1. Finder’s Fees. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the Company or to the Company’s knowledge, after reasonable inquiry, any Insider that may affect the Underwriters’ compensation, as determined by FINRA.

2.17.2. Payments Within 180 Days. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180-day period prior to the initial filing of the Registration Statement, other than the prior payments to the Representative in connection with the Offering. The Company has not issued any warrants or other securities, or granted any options, directly or indirectly, to anyone who is a potential underwriter in the Offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA participating in the Offering. Except with respect to the Representative in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement with the Commission, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options, or other securities from the Company to a FINRA member, any person associated with a member (as defined by FINRA rules), any potential underwriters in the Offering and/or any related persons.

2.17.3. FINRA Affiliation. Other than as disclosed to the Representative, no officer or director or any direct or indirect beneficial owner (including the Insiders) of any class of the Company’s unregistered securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA). The Company will advise the Representative if it learns that any officer or director or any direct or indirect beneficial owner (including the Insiders) is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

2.17.4. Share Ownership. No officer or director or any direct or indirect beneficial owner (including the Insiders) of any class of the Company’s unregistered securities is an owner of shares or other securities of any member of FINRA participating in the Offering (other than securities purchased on the open market).

2.17.5. Loans. No officer or director or any direct or indirect beneficial owner (including the Insiders) of any class of the Company’s unregistered securities has made a subordinated loan to any member of FINRA participating in the Offering.

2.17.6. Proceeds of the Offering. No proceeds from the sale of the Public Securities (excluding underwriting compensation) or the Placement Securities will be paid to any FINRA member participating in the Offering, or any persons associated or affiliated with a member of FINRA participating in the Offering, except as specifically authorized herein.

2.17.7. Conflicts of Interest. To the Company’s knowledge, after reasonable inquiry, no FINRA member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of FINRA.

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2.18. Taxes.

2.18.1. There are no transfer taxes or other similar fees or charges under U.S. federal law or the laws of any U.S. state or any political subdivision of the United States or the law of the State of Delaware, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Public Securities.

2.18.2. The Company has filed all U.S. federal, state and local and foreign tax returns required to be filed with taxing authorities prior to the date hereof in a timely manner or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes shown as due on such returns that were filed and has paid all taxes imposed on it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable. The Company has made appropriate provisions in the applicable financial statements referred to in Section 2.5.1 above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company has not been finally determined.

2.19. Foreign Corrupt Practices Act; Anti-Money Laundering; USA PATRIOT Act.

2.19.1. Foreign Corrupt Practices Act. Neither the Company nor to the Company’s knowledge, after reasonable inquiry, any of the Insiders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Effect, or (iii) if not continued in the future, might adversely affect the assets, business or operations of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.19.2. Bank Secrecy Act. The operations of the Company are and have been conducted at all times in compliance with (i) the requirements of the U.S. Treasury Department Office of Foreign Assets Control and (ii) applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act of 1970 (the Currency and Foreign Transactions Reporting Act), as amended, including the Money Laundering Control Act of 1986, as amended, the rules and regulations thereunder and any related or similar money laundering statutes, rules, regulations or guidelines, issued, administered or enforced by any Federal governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, after reasonable inquiry, threatened.

2.19.3. USA PATRIOT Act. Neither the Company nor to the Company’s knowledge, after reasonable inquiry, any Insider has violated the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.20. Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company in connection with the Offering and delivered to the Representative shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.21. Agreements with Insiders.

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2.21.1. Insider Letters. The Company has caused to be duly executed legal, valid, binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors; rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought), substantially in the form filed as an exhibit to the Registration Statement (the “Insider Letters”), pursuant to which each of the Insiders of the Company agrees to certain matters. The Insider Letters shall not be amended, modified or otherwise changed without the prior written consent of the Representative.

2.21.2. Purchase Agreement. The Sponsor has executed and delivered a Private Placement Unit Purchase Agreement, substantially in the form filed as an exhibit to the Registration Statement (the “Private Placement Unit Purchase Agreement”), pursuant to which the Sponsor will, among other things, on the Closing Date, consummate the purchase of and deliver the purchase price for the Placement Units as provided for in such Private Placement Unit Purchase Agreement. Pursuant to the Private Placement Unit Purchase Agreement, (i) the Sponsor has waived any and all rights and claims it may have to any proceeds, and any interest thereon, held in the Trust Account in respect of the Placement Securities, and (ii) the proceeds from the sale of the Placement Securities will be deposited by the Company in the Trust Account in accordance with the terms of the Trust Agreement on the Closing Date as provided for in the Private Placement Unit Purchase Agreement.

2.21.3. Administrative Services. The Company and the Sponsor have entered into an Administrative Services Agreement, substantially in the form filed as an exhibit to the Registration Statement (the “Services Agreement”) pursuant to which the Sponsor will make available to the Company general and administrative services including office space, utilities and administrative support for the Company’s use for $10,000 per month payable until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Trust Account, for up to 18 months, on the terms and subject to the conditions set forth in the Services Agreement.

2.21.4. Registration Rights Agreement. The Company and the Initial Stockholders have entered into a Registration Rights Agreement, substantially in the form filed as an exhibit to the Registration Statement (the “Registration Rights Agreement”), whereby such parties will be entitled to certain registration rights with respect to the securities they hold or may hold, as set forth in such Registration Rights Agreement and described more fully in the Registration Statement, the Statutory Prospectus and the Prospectus.

2.21.5 Indemnity Agreement. The Company and its officers and directors have entered into an Indemnity Agreement, substantially in the form filed as an exhibit to the Registration Statement (the “Indemnity Agreement”), whereby such parties will be entitled to certain indemnification rights granted by the Company as set forth in such Indemnity Agreement and described more fully in the Registration Statement, the Statutory Prospectus and the Prospectus.

2.21.6. Loans. The Sponsor has agreed to make loans to the Company in the aggregate amount of up to $300,000 (the “Insider Loans”) pursuant to a promissory note substantially in the form filed as an exhibit to the Registration Statement. The Insider Loans do not bear any interest and are repayable by the Company upon the earlier of the consummation of the Offering and December 31, 2022.

2.22. Investment Management Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering and the Private Placement, substantially in the form filed as an exhibit to the Registration Statement, pursuant to which the funds held in the Trust Account may be released under limited circumstances. The Trust Agreement shall not be amended, modified, or otherwise changed in any way that modifies the rights or obligations of the Company without the prior written consent of the Representative.

2.23. Warrant Agreement. The Company has entered into a warrant agreement with respect to the Warrants underlying the Units and the Placement Warrants and certain other warrants that may be issued by the Company with the Trustee, substantially in the form filed as an exhibit to the Registration Statement (“Warrant Agreement”).

2.24. No Existing Non-Competition Agreements. No Insider is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be an employee, officer and/or director of the Company, except as disclosed in the Registration Statement.

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2.25. Intentionally Omitted.

2.26. Investments. No more than 40% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940, as amended (“Investment Company Act”)) of the Company’s total assets consist of, and no more than 40% of the Company’s net income after taxes is derived from, securities other than “Government securities” (as defined in Section 2(a)(16) of the Investment Company Act) or money market funds meeting the conditions of Rule 2a-7 under the Investment Company Act.

2.27. Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Statutory Prospectus and Prospectus will not be required, to register as an “investment company” under the Investment Company Act.

2.28. Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

2.29. Related Party and Promoter Transactions. No relationship, direct or indirect, exists between or among the Company, on the one hand, and any Insider or Promoters (as defined in the Act and the regulations promulgated thereunder), on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Statutory Prospectus and the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Statutory Prospectus and Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.30. No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

2.31. Sarbanes-Oxley. The Company is, or on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules or regulations promulgated by any governmental or self-regulatory entity or agency, that are applicable to it as of the date hereof.

2.32. Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the distribution of the Units, any offering material in connection with the offering and sale of the Units other than the Statutory Prospectus and the Prospectus, in each case as supplemented and amended.

2.33. Nasdaq Stock Market. The Public Securities have been authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution, on The Nasdaq Global Market (“Nasdaq”), and the Company knows of no reason or set of facts that is likely to adversely affect such authorization.

2.34. Board of Directors. As of the Effective Date, the Board of Directors of the Company will be comprised of the persons set forth as “Directors” or “Director nominees” under the heading of the Statutory Prospectus and the Prospectus captioned “Management.” As of the Effective Date, the qualifications of the persons serving as board members and the overall composition of the board will comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of Nasdaq that are, in each case, applicable to the Company. As of the Effective Date, the Company will have an Audit Committee that satisfies the applicable requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of Nasdaq.

2.35. Emerging Growth Company. From its formation through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”).

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2.36. No Disqualification Events. Neither the Company, nor any of its predecessors or any affiliated issuer, nor any director, executive officer, or other officer of the Company participating in the Offering, nor any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Act) connected with the Company in any capacity at the Applicable Time (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Underwriters a copy of any disclosures provided thereunder.

2.37. Free-Writing Prospectus and Testing-the-Waters. The Company has not made any offer relating to the Public Securities that would constitute an issuer free writing prospectus, as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405. The Company: (a) has not engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are “qualified institutional buyers” within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 under the Act and (b) has not authorized anyone to engage in Testing-the-Waters Communications other than its officers and the Representative and individuals engaged by the Representative. The Company has not distributed any written Testing-the-Waters Communications other than those listed in Schedule B hereto. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1. Amendments to Registration Statement. The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus proposed to be filed after the Effective Date and the Company shall not file any such amendment or supplement to which the Representative reasonably objects in writing.

3.2 Federal Securities Laws.

3.2.1. Compliance. During the time when a Prospectus is required to be delivered under the Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Act, the Regulations, and the Exchange Act, and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Statutory Prospectus and the Prospectus. If at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel to the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2. Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Underwriters) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3. Exchange Act Registration. The Company will use its best efforts to maintain the registration of the Public Securities under the provisions of the Exchange Act (except in connection with a going-private transaction) for a period of five years from the Effective Date, or until the Company is required to be liquidated or is acquired, if earlier, or, in the case of the Warrants, until the Warrants expire and are no longer exercisable or have been exercised or redeemed in full. The Company will not deregister the Public Securities under the Exchange Act without the prior written consent of the Representative.

3.2.4. Exchange Act Filings. From the Effective Date until the earlier of the Company’s initial Business Combination, or its liquidation and dissolution, the Company shall timely file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) such statements and reports as are required to be filed by a company with a class of securities registered under Section 12(b) of the Exchange Act.

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3.2.5. Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self-regulatory entity or agency with jurisdiction over the Company.

3.2.6. Blue Sky Filing. Unless the Public Securities are listed on the Nasdaq Global Market or another national securities exchange, the Company, at its expense, will endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

3.3. Free-Writing Prospectus. The Company agrees that it will not make any offer relating to the Public Securities that would constitute an issuer free writing prospectus, as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405.

3.4. Delivery to Underwriters of Prospectuses. The Company will deliver to the Underwriters, without charge and from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of each Preliminary Prospectus and the Prospectus as the Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Underwriters, upon their request, two manually executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all manually executed consents of certified experts.

3.5 Effectiveness and Events Requiring Notice to the Representative. The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any foreign or state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event that, in the reasonable judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, and in light of the circumstances under which they were made, not misleading. If the Commission or any foreign or state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.6 Affiliated Transactions.

3.6.1. Business Combinations. The Company will not consummate a Business Combination with any entity that is affiliated with any Insider unless (i) the Company obtains an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that the Business Combination is fair to the Company from a financial point of view and (ii) a majority of the Company’s disinterested and independent directors (if there are any) approve such transaction.

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3.6.2. Compensation to Insiders. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company shall not pay any of the Insiders or any of their affiliates any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination.

3.7. Financial Public Relations Firm. Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Representative for a term to be agreed on by the Company and the Representative.

3.8. Reports to the Representative. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated or is no longer required to file reports under the Exchange Act, the Company will furnish to the Representative and counsel to the Underwriters copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Underwriters, (i) a copy of each periodic report the Company shall be required to file with the Commission, (ii) a copy of every press release and every news item and article with respect to the Company or its affairs that was released by the Company, (iii) a copy of each current Report on Form 8-K or Schedules 13D, 13G, TO or 13E-4 received or prepared by the Company, (iv) two (2) copies of each registration statement filed by the Company with the Commission under the Act, and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and counsel to the Underwriters in connection with the Representative’s receipt of such information. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representative pursuant to this Section.

3.9. Transfer Agent. For a period of five years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain a transfer agent and warrant agent acceptable to the Representative. The Trustee is acceptable to the Representative. The utilization of the Trustee as registrar and transfer agent for the Company’s securities is acceptable to the Representative.

3.10. Payment of Expenses. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all Company expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to (i) the Company’s legal and accounting fees and disbursements, (ii) the preparation, printing, filing, mailing and delivery (including the payment of postage with respect to such mailing) of the Registration Statement, the Statutory Prospectus and the Prospectus, including any pre or post effective amendments or supplements thereto, and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters, (iii) fees incurred in connection with conducting background checks of the Company’s management team, (iv) the preparation, printing, engraving, issuance and delivery of the Units, the Shares and the Warrants included in the Units, including any transfer or other taxes payable thereon, (v) filing fees incurred in registering the Offering with FINRA, (vi) fees, costs and expenses incurred in listing the Securities on Nasdaq or such other stock exchanges as the Company and the Underwriters together determine, (vii) all fees and disbursements of the transfer, warrant and rights agent, (viii) all of the Company’s expenses associated with “due diligence” and “road show” meetings arranged by the Representative and any presentations made available by way of a net roadshow, including without limitation trips for the Company’s management to meet with prospective investors, all travel, food and lodging expenses associated with such trips incurred by the Company or such management, (ix) the preparation, binding and delivery of bound transaction “bibles,” in quantities and form and style reasonably satisfactory to the Representative and Lucite cube mementos in such quantities as the Representative and the Company may mutually agree, (x) the reasonable fees and expenses of counsel to the Underwriters and (xi) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.10; provided that the aggregate amount of items (iii), (ix) and (x) shall not exceed $150,000. If the Representative elects not to proceed with the Offering for any reason (other than the reasons described in the next sentence), the Company shall reimburse the Representative for its out-of-pocket expenses in an aggregate amount of up to $75,000 (less any amounts previously paid by the Company pursuant to the engagement letter dated December 31, 2021 between the Company and the Representative). If the Representative elects not to proceed with the Offering because the Company has materially breached any of its representations, warranties or obligations hereunder, or has failed to expeditiously proceed with the Offering or to cooperate with the Representative in requesting effectiveness of the Registration Statement at such time as the Representative may reasonably deem appropriate, the Company shall reimburse the Representative in full for its out-of-pocket accountable expenses actually incurred through such date, including, without limitation, reasonable fees and disbursements of counsel to the Underwriters.

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3.11. Application of Net Proceeds. The Company will apply the net proceeds from the Offering and Private Placement and received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Prospectus.

3.12. Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.13. Notice to FINRA.

3.13.1. Notice to FINRA. For a period of ninety (90) days after the date of the Prospectus, in the event any person or entity (regardless of any FINRA affiliation or association) is engaged, in writing, to assist the Company in its search for a Target Business or to provide any other services in connection therewith, the Company will provide the following to FINRA and the Representative prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Offering, as such term is defined in Rule 5110 of the FINRA Manual. The Company also agrees that, if required by law, proper disclosure of such arrangement or potential arrangement will be made in the tender offer documents or proxy statement which the Company will file with the Commission in connection with the Business Combination.

3.13.2. FINRA. The Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Public Securities.

3.13.3. Broker/Dealer. In the event the Company intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of FINRA, it shall promptly notify FINRA.

3.14. Stabilization. Neither the Company, nor to its knowledge, after reasonable inquiry, any of its employees, directors or stockholders (without the consent of the Representative) has taken and the Company will not take, and has directed its employees, directors and stockholders not to take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

3.15. Payment of Deferred Underwriting Commission on Business Combination. Upon the consummation of the Company’s initial Business Combination, the Company agrees that it will cause the Trustee to pay the Deferred Underwriting Commission directly from the Trust Account to the Underwriters, in accordance with Section 1.3.

3.16. Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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3.17. Accountants. Until the earlier of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain MaloneBailey or another independent registered public accounting firm reasonably acceptable to the Representative.

3.18. Form 8-K. The Company shall, on or prior to the date hereof, retain its independent registered public accounting firm to audit the balance sheet of the Company as of the Closing Date (“Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering and the Private Placement. Within four (4) Business Days after the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission, which Report shall contain the Company’s Audited Financial Statements. Promptly after the Option Closing Date, if the Over-Allotment Option is exercised after the Closing Date, the Company shall file with the Commission a Current Report on Form 8-K or an amendment to the Form 8-K to provide updated financial information to reflect the exercise of such option.

3.19. Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction of the Representative or counsel to the Underwriters.

3.20. Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only as provided for in the Trust Agreement and disclosed in the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it shall be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

3.21. Amendments to Charter Documents. The Company covenants and agrees, that prior to its initial Business Combination it will not seek to amend or modify its Charter Documents, except as set forth therein. The Company acknowledges that the purchasers of the Public Securities in the Offering shall be deemed to be third party beneficiaries of this Agreement and specifically this Section 3.21.

3.22. Press Releases. The Company agrees that it will not issue press releases or engage in any other publicity, without the Representative’s prior written consent (not to be unreasonably withheld), for a period of forty (40) days after the Closing Date. Notwithstanding the foregoing, in no event shall the Company be prohibited from issuing any press releases or engaging in any other publicity required by law, except that including the name of any Underwriter therein shall require the prior written consent of such Underwriter.

3.23. Insurance. The Company will maintain directors’ and officers’ insurance (including, without limitation, insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Act, the Exchange Act, the Regulations and any applicable foreign securities laws).

3.24. Electronic Prospectus. The Company shall cause to be prepared and delivered to the Underwriters, at the Company’s expense, promptly, but in no event later than two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Units for at least the period during which a prospectus relating to the Units is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

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3.25. Private Placement Proceeds. At least one business day prior to the Closing Date, the Company shall cause to be deposited $4,815,000 of proceeds from the Private Placement into the Trust Account, or such other amount such that the amount of the funds in the Trust Account shall be $10.20 per Share sold in the Offering. At least one business day prior to the Option Closing Date, if any, the Company shall cause to be deposited an amount of additional proceeds from the additional Placement Units sold on the Option Closing Date into the Trust Account such that the amount of funds in the Trust Account shall be $10. 20 per Share sold in the Offering.

3.26. Future Financings. The Company agrees that neither it, nor any successor or subsidiary of the Company, will consummate any public or private equity or debt financing prior to the consummation of a Business Combination, unless all investors in such financing expressly waive, in writing, any rights in or claims against the Trust Account.

3.27. Amendments to Agreements. The Company shall not amend, modify, waive any provision of, or otherwise change the Warrant Agreement, Trust Agreement, Registration Rights Agreement, Private Placement Unit Purchase Agreement, the Services Agreement, the Escrow Agreement or any Insider Letter without the prior written consent of the Representative which will not be unreasonably withheld. Furthermore, the Trust Agreement shall provide that the trustee is required to obtain a joint written instruction signed by both the Company and the Representative with respect to the transfer of the funds held in the Trust Account from the Trust Account, prior to commencing any liquidation of the assets of the Trust Account in connection with the consummation of any Business Combination, and such provision of the Trust Agreement shall not be permitted to be amended without the prior written consent of the Representative.

3.28. Nasdaq. Until the consummation of a Business Combination, the Company will use its best efforts to maintain the listing of the Public Securities on Nasdaq or a national securities exchange acceptable to the Representative.

3.29. Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants and Placement Warrants outstanding from time to time.

3.30. Notice of Disqualification Events. The Company will notify the Underwriters in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Company Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person.

3.31. Disqualification of S-1. Until the earlier of seven years from the date hereof or until the Warrants have either expired and are no longer exercisable or have all been exercised, the Company will not take any action or actions that prevent or disqualify the Company’s use of Form S-1 (or other appropriate form) for the registration of the Class A Common Stock issuable upon exercise of the Warrants under the Act.

3.32. Emerging Growth Company Status. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the earlier of five years after the consummation of the Company’s initial Business Combination, or the liquidation of the Trust Account if a Business Combination is not consummated as required by its Charter Documents (the “Termination Date”).

3.33. Review of Financial Statements. Until the earlier of five years from the Effective Date or until the liquidation of the Trust Account if a Business Combination is not consummated by the Termination Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information and the filing of the Company’s quarterly report on Form 10-Q pursuant to the Exchange Act.

3.34 Secondary Market Trading. In the event the Public Securities are not listed on the Nasdaq Global Market or another national securities exchange, the Company will (i) apply to be included in Mergent, Inc. Manual for a period of five (5) years from the consummation of a Business Combination, (ii) take such commercially reasonable steps as may be necessary to obtain a secondary market trading exemption for the Company’s securities in such jurisdictions and (iii) take such other action as may be reasonably requested by the Representative to obtain a secondary market trading exemption in such other states as may be requested by the Representative; provided that no qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign entity doing business in such jurisdiction.

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3.35 Trading Reports. If the Public Securities are quoted on the OTC Bulletin Board (or any successor trading market) or a market operated by the OTC Market Group Inc. (or similar publisher of quotations), then during such time the Company shall provide to the Representative, at its expense, such reports published by the OTC Bulletin Board or the OTC Market Group Inc. relating to price trading of the Public Securities, as the Representative shall reasonably request. In addition to the requirements of the preceding sentence, if the Public Securities are not listed on the Nasdaq Global Market or such other national securities exchange for a period of two (2) years from the Closing Date, the Company, at its expense, shall provide the Representative a subscription to the Company’s weekly Depository Transfer Company Security Position Reports.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1. Regulatory Matters.

4.1.1. Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with.

4.1.2. FINRA Clearance. By the Effective Date, the Underwriters shall have received a letter of no objection from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. No Commission Stop Order. At the Closing Date and on each Option Closing Date, the Commission shall have not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, and has not instituted or, to the Company’s knowledge, after reasonable inquiry, threatened to institute any proceedings with respect to such an order.

4.1.4. Nasdaq. The Securities shall have been approved for listing on Nasdaq, subject to official notice of issuance and evidence of satisfactory distribution, satisfactory evidence of which shall have been provided to the Representative.

4.1.5 No Blue Sky Stop Orders. No order suspending the sale of the Units in any jurisdiction designated by the Representative, if any, shall have been issued on either the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

4.2 Company Counsel Matters.

4.2.1. Closing Date and Option Closing Date Opinions of Counsel. On the Closing Date and the Option Closing Date, if any, the Representative shall have received the favorable opinions and negative assurance statements of Pryor Cashman LLP, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Representative as representative for the several Underwriters and in form and substance satisfactory to the Representative and counsel to the Underwriters.

4.2.2. Reliance. In rendering such opinions, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to counsel to the Underwriters, if requested.

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4.3 Comfort Letter. At the time this Agreement is executed, and at the Closing Date and Option Closing Date, if any, the Representative shall have received a letter, addressed to the Representative as representative for the several Underwriters and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in Section 4.3.3 below) to the Representative from MaloneBailey dated, respectively, as of the date of this Agreement and as of the Closing Date and Option Closing Date, if any:

4.3.1. Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Registration Statement, Preliminary Prospectus, Statutory Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

4.3.2. Stating that, in their opinion, the financial statements of the Company included in the Registration Statement, the Statutory Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations thereunder;

4.3.3. Stating that, on the basis of their review, which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and Board of Directors and the various committees of the Board of Directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would lead them to believe that (a) at a date immediately prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the share capital or long-term debt of the Company, or any decrease in the stockholders’ equity of the Company as compared with amounts shown in the balance sheet of the Company as of January 7, 2022 included in the Registration Statement, the Statutory Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Statutory Prospectus and the Prospectus or, if there was any decrease, setting forth the amount of such decrease and (b) during the period from January 7, 2022 to a specified date immediately prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there were any changes in revenues, net earnings (losses) or net earnings (losses) per share of Class A Common Stock, in each case as compared with the Statement of Operations for the period from January 4, 2022 (inception) to January 7, 2022 included in the Registration Statement, the Statutory Prospectus and the Prospectus, or, if there was any such change, setting forth the amount of such change;

4.3.4. Setting forth, at a date not later than five days prior to the Effective Date, the amount of liabilities of the Company (including a breakdown of commercial paper and notes payable to banks);

4.3.5. Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Statutory Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

4.3.6. Stating that they have not, since the Company’s incorporation, brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

4.3.7. Statements as to such other matters incident to the transaction contemplated hereby as the Representative or counsel to the Underwriters may reasonably request, including: (i) that MaloneBailey is registered with the Public Company Accounting Oversight Board; (ii) that MaloneBailey has sufficient assets and insurance to pay for any liability incurred by it relating to providing the letter; and (iii) that MaloneBailey is not insolvent.

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4.4. Officers’ Certificates.

4.4.1. Officers’ Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chairman of the Board or the Chief Executive Officer and the Secretary or Assistant Secretary of the Company (in their capacities as such), dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Representative will have received such other and further certificates of officers of the Company (in their capacities as such) as the Representative may reasonably request.

4.4.2. Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying (i) that the Charter Documents are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified or rescinded, (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission, (iv) as to the accuracy and completeness of all correspondence between the Company or its counsel and Nasdaq, and (v) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5. No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any, (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition (financial or otherwise), prospects or the business activities of the Company from the latest dates as of which such condition is set forth in the Registration Statement and the Prospectus, (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal, foreign or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, or financial condition or income of the Company, except as set forth in the Registration Statement and the Prospectus, (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or, to the Company’s knowledge, after reasonable inquiry, threatened, by the Commission, and (iv) the Registration Statement, the Statutory Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, the Statutory Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6. Delivery of Agreements. On the Effective Date, the Company shall have delivered to the Representative executed copies of the Transaction Documents.

4.7. Placement Units. On the Closing Date and the Option Closing Date, as applicable, the Placement Units have been purchased as provided for in the Private Placement Unit Purchase Agreement and the requisite portion of the purchase price for such securities specified herein and therein shall be deposited into the Trust Account.

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5. Indemnification and Contribution.

5.1. Indemnification.

5.1.1. Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates and their respective partners, members, directors, officers, employees and agents, and each person, if any, who controls each Underwriter or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, Statutory Prospectus, any Testing-the-Waters Communication or the Prospectus (or any amendment or supplement to the foregoing), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5.1(d)) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed, conditioned or withheld; and

(c) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Underwriters’ Information.

5.1.2. Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5.1.1, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, the Statutory Prospectus, any Testing-the-Waters Communication or the Prospectus (or any amendment or supplement to the foregoing), solely in reliance upon and in conformity with the Underwriters’ Information.

5.1.3. Notifications and Other Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 5.1 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 5.1, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 5.1 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 5.1 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of, the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (A) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (C) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (plus local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 5 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (x) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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5.1.4. Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5.1.1(b) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

5.2. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of Section 5.1 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which any indemnified party may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Units (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters (before deducting expenses) from the sale of Units on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.2 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 5.2 shall be deemed to include, for the purpose of this Section 5.2, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 5.1.3. Notwithstanding the foregoing provisions of Section 5.1 and this Section 5.2, the Underwriters shall not be required to contribute any amount in excess of the commissions actually received by them under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.2, any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the respective Underwriters and any officers, directors, partners, employees or agents of the Underwriters or their respective affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 5.2, will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 5.2 except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 5.1.3, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 5.1.3.

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6. Default by an Underwriter.

6.1. Default Not Exceeding 10% of Firm Units. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units and if the number of the Firm Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units that all Underwriters have agreed to purchase hereunder, then such Firm Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2. Default Exceeding 10% of Firm Units. In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm Units, the Representative may, in its discretion, arrange for it or for another party or parties to purchase such Firm Units to which such default relates on the terms contained herein. If within one (1) Business Day after such default relating to more than 10% of the Firm Units the Representative does not arrange for the purchase of such Firm Units, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Units on such terms. In the event that neither the Representative nor the Company arrange for the purchase of the Firm Units to which a default relates as provided in this Section 6, this Agreement may be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.10, 5, and 9.3 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

6.3. Postponement of Closing Date. In the event that the Firm Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement and/or the Prospectus, as the case may be, or in any other documents and arrangements, and the Company agrees to file promptly any amendment to, or to supplement, the Registration Statement and/or the Prospectus, as the case may be, that in the reasonable opinion of counsel for the Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such securities.

7. Additional Covenants.

7.1. Additional Shares or Options. The Company hereby agrees that until the consummation of a Business Combination, it shall not issue any class of common stock or any options or other securities convertible into any class of common stock, or any preferred shares or other securities of the Company which participate in any manner in the Trust Account or which vote as a class with common stock on a Business Combination.

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7.2. Trust Account Waiver Acknowledgments. The Company hereby agrees that it will use its reasonable best efforts prior to commencing its due diligence investigation of any prospective Target Business or obtaining the services of any vendor to have such Target Business and/or vendor acknowledge in writing whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus and understands that the Company has established the Trust Account, initially in an amount of $102,000,000 (without giving effect to any exercise of the Over-Allotment Option) for the benefit of the Public Stockholders and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only (i) to the Public Stockholders in the event they elect to redeem Common Stock contained in the Public Securities in connection with the consummation of a Business Combination, (ii) to the Public Stockholders if the Company fails to consummate a Business Combination within the time period set forth in the Charter Documents, or (iii) to the Company after or concurrently with the consummation of a Business Combination and (b) for and in consideration of the Company (i) agreeing to evaluate such Target Business for purposes of consummating a Business Combination with it or (ii) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The foregoing letters shall substantially be in the form attached hereto as Exhibits A and B, respectively.

7.3. Insider Letters. The Company shall not take any action or omit to take any action which would cause a breach of any of the Insider Letters or the Private Placement Unit Purchase Agreement and will not allow any amendments to, or waivers of, such Insider Letters or Private Placement Unit Purchase Agreement without the prior written consent of the Representative, which consent shall not be unreasonably withheld.

7.4. Rule 419. The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including but not limited to using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act during such period.

7.5. Tender Offer Documents, Proxy Materials and Other Information. The Company shall provide to the Representative or counsel to the Underwriters (if so instructed by the Representative) 10 copies of all tender offer documents or proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been provided to the Representative pursuant to this Section. In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.

7.6. Emerging Growth Company. The Company shall promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the completion of the distribution of the Securities within the meaning of the Act.

7.7. Target Fair Market Value. The Company agrees that the Target Business that it acquires must have a fair market value equal to at least 80% of the balance in the Trust Account at the time of signing the definitive agreement for the Business Combination with such Target Business (excluding taxes payable and the Deferred Underwriting Commissions). The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the target business meets such fair market value requirement, the Company will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value.

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7.8. Right of First Refusal. The Representative shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of twenty-four (24) months from the closing of a Business Combination, to act as sole investment banker, sole book-runner, and/or sole placement agent, at the Representative’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings (each, a “Subject Transaction”), during such twenty-four (24) month period, of the Company, or any successor to or subsidiary of the Company, on terms and conditions customary for the Representative for such Subject Transactions. The Representative shall have the sole right to determine whether any other broker dealer shall participate in the Subject Transactions and the economic terms of such participation. For the avoidance of any doubt, the Company shall not retain, engage or solicit any additional investment banker, book-runner, financial advisor, underwriter and/or placement agent in a Subject Transaction during the twenty-four (24) month period referred to above without the express written consent of the Representative. The Right of First Refusal shall also encompass the time period leading up to the closing of the Business Combination while the Company is still a special purpose acquisition company. The Company shall notify the Representative of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof by registered mail or overnight courier service addressed to the Representative. If the Representative fails to exercise its Right of First Refusal with respect to any Subject Transaction within ten (10) Business Days after the mailing of such written notice, then the Representative shall have no further claim or right with respect to the Subject Transaction. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election by the Representative shall not adversely affect the Representative’s Right of First Refusal with respect to any other Subject Transaction during the twenty-four (24) month period agreed to above. The terms and conditions of any such engagements shall be set forth in separate agreements and may be subject to, among other things, satisfactory completion of due diligence by the Representative, market conditions, the absence of a material adverse change to the Company’s business, financial condition and prospects, approval of the Representative’s internal committee and any other conditions that the Representative may deem appropriate for transactions of such nature.

8. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements as of the Closing Date or the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and the Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters, the Company or any Controlling Person, and shall survive termination of this Agreement or the issuance and delivery of the Public Securities to the Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh (7th) anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9. Effective Date of This Agreement and Termination Thereof.

9.1. Effective Date. This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

9.2. Termination. The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s opinion will in the immediate future materially disrupt, general securities markets in the United States, or (ii) if trading on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market or quoted on the OTCBB shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or an increase in existing major hostilities, or (iv) if a banking moratorium has been declared by a New York State or Federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s sole opinion, make it inadvisable to proceed with the delivery of the Units, or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Representative shall have become aware after the date hereof of such a material adverse change in the conditions of the Company, or such adverse material change in general market conditions, including without limitation as a result of terrorist activities after the date hereof, as in the Representative’s sole judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Public Securities.

9.3. Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, (i) the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.10 hereof and (ii) the Company shall reimburse the Representative for any costs and expenses incurred in connection with enforcing any provisions of this Agreement.

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9.4. Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. Miscellaneous.

10.1. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) or electronic mail and confirmed and shall be deemed given when so mailed, delivered, faxed or emailed, or if mailed, two days after such mailing.

If to the Representative:

EF Hutton,

Division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Attn: David W. Boral

Email: dboral@efhuttongroup.com

with a copy (which copy shall not constitute notice) to:

Robinson & Cole LLP

45 Broadway, 17th Floor

New York, New York 10006

Attention: Arila E. Zhou, Esq.

Email: azhou@rc.com

If to the Company:

Global Robotic Drone Acquisition Corp.

Attention: CEO

Level 33, ANZ Building

23 Albert Street

Auckland CBD, 1010, New Zealand

Attn: Kenneth John Robinson

Email: john.robinson@mikepero.co.nz

with a copy (which copy shall not constitute notice) to:

Pryor Cashman

7 Times Square

New York, New York 10036

Attn: Elizabeth Fei Chen, Esq.

Email: echen@pyrorcashman.com

10.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3. Amendment. This Agreement may be amended only by a written instrument executed by each of the parties hereto.

10.4. Entire Agreement. This Agreement (together with the Transaction Documents and other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5. Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors, agents, partners, members, employees and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from the Underwriters.

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10.6. Waiver of Immunity. To the extent that the Company may be entitled in any jurisdiction in which judicial proceedings may at any time be commenced hereunder, to claim for itself or its revenues or assets any immunity, including sovereign immunity, from suit, jurisdiction, attachment in aid of execution of a judgment or prior to a judgment, execution of a judgment or any other legal process with respect to its obligations hereunder and to the extent that in any such jurisdiction there may be attributed to the Company such an immunity (whether or not claimed), the Company hereby irrevocably agrees not to claim and irrevocably waives such immunity to the maximum extent permitted by law.

10.7. Submission to Jurisdiction. Each of the Company and the Representative irrevocably submit to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in the City and County of New York and of the United States District Court for the Southern District of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Registration Statement, the Statutory Prospectus and the Prospectus or the offering of the Securities. Each of the Company and the Representative irrevocably waives, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Any such process or summons to be served upon the Company or the Representative may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 10.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company or the Representative in any action, proceeding or claim. Each of the Company and the Representative waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Underwriters in any competent court. The Company agrees that the Underwriters shall be entitled to recover all of their reasonable attorneys’ fees and expenses relating to any action or proceeding and/or incurred in connection with the preparation therefor if any of them are the prevailing party in such action or proceeding. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEPLATED HEREBY.

10.8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

10.9. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or e-mail/pdf transmission shall constitute valid and sufficient delivery thereof.

10.10. Waiver. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.11. No Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Units pursuant to this Agreement is an arm’s-length commercial transaction pursuant to a contractual relationship between the Company and the Underwriters, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) the Underwriters have not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriters have advised or are currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iv) in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of this offering of the Company’s securities, either before or after the date hereof, and (v) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto. The Company and the Underwriters agree that they are each responsible for making their own independent judgment with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

[Remainder of page intentionally left blank]

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If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

GLOBAL ROBOTIC DRONE ACQUISITION CORP.

By:
Name:	Kenneth John Robinson
Title:	Chief Executive Officer

Accepted on the date first above written.

EF Hutton, division of Benchmark Investments, LLC,

as Representative of the several Underwriters

By:
Name:	Sam Fleischman
Title:	Supervisory Principal

[Signature page to Underwriting Agreement]

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SCHEDULE A

GLOBAL ROBOTIC DRONE ACQUISITION CORP.

10,000,000 Units

Underwriter	Number of Firm Units to be Purchased
EF Hutton, division of Benchmark Investments, LLC

TOTAL	10,000,000

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SCHEDULE B

None.

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EXHIBIT A

Form of Target Business Letter

Global Robotic Drone Acquisition Corp.

Gentlemen:

Reference is made to the Final Prospectus of Global Robotic Drone Acquisition Corp. (the “Company”), dated __________, 2022 (the “Prospectus”).

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established a “trust account”, initially in an amount of at least $102,000,000 for the benefit of the “public stockholders” and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for (i) interest earned on the trust account that may be released to the Company to pay any taxes it incurs, and (ii) interest earned by the trust account that may be released to the Company from time to time to fund the Company’s working capital and general corporate requirements, proceeds in the trust account will not be released (a) until (i) the consummation of a Business Combination, or (ii) the dissolution and liquidation of the Company if it is unable to consummate a Business Combination within the allotted time or (b) to the public stockholders in the event they elect to redeem their shares of Common Stock in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption rights as described in the Prospectus or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a business combination or other form of acquisition with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the trust account (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever.

___________________________

Print Name of Target Business

___________________________

Authorized Signature of Target Business

34

EXHIBIT B

Form of Vendor Letter

Global Robotic Drone Acquisition Corp.

Gentlemen:

Reference is made to the Final Prospectus of Global Robotic Drone Acquisition Corp. (the “Company”), dated __________, 2022 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established a “trust account”, initially in an amount of at least $102,000,000 for the benefit of the “public stockholders” and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for (i) interest earned on the trust account that may be released to the Company to pay any taxes it incurs, and (ii) interest earned by the trust account that may be released to the Company from time to time to fund the Company’s working capital and general corporate requirements, proceeds in the trust account will not be released (a) until (i) the consummation of a Business Combination, or (ii) the dissolution and liquidation of the Company if it is unable to consummate a Business Combination within the allotted time, or (b) to the public stockholders in the event they elect to redeem their shares of Common Stock in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption rights as described in the Prospectus or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity.

For and in consideration of the Company agreeing to use the products or services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the trust account (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever.

___________________________

Print Name of Vendor

___________________________

Authorized Signature of Vendor

35